Exhibit 99.1

FOR FURTHER INFORMATION:
AT THE COMPANY:	AT FINANCIAL RELATIONS BOARD:
Richard G. Smith	Leslie Loyet
Chief Financial Officer	Analyst Inquiries
(773) 380-6587	(312) 640-6672

FOR IMMEDIATE RELEASE

TUESDAY, JULY 17, 2007

DEERFIELD TRIARC CAPITAL CORP. CLOSES $300 MILLION MIDDLE MARKET LOAN CLO

CHICAGO, July 17, 2007 - Deerfield Triarc Capital Corp. (NYSE: DFR) today announced the closing of DFR Middle Market CLO Ltd., a $300 million middle market collateralized loan obligation transaction (the “CLO”). The securities issued by the CLO consist of $250 million of investment grade rated notes and $50 million of equity (in the form of subordinated notes). A wholly-owned subsidiary of DFR retained all $19 million of the BBB/Baa2 rated notes and all the equity, for a total investment of $69 million. DFR will consolidate the CLO’s assets and liabilities for financial reporting purposes. Deerfield Capital Management LLC, DFR’s external advisor, will serve as the Collateral Manager for the CLO.

Jonathan Trutter, chief executive officer, commented, “We are pleased with DFR’s ability to execute this financing despite the current volatility associated with the collateralized debt markets. The closing of this CLO provides the company with long-term match funding that should eliminate any near term funding risk for these investments.  This closing also reduces our borrowings under our revolving warehouse facility, thereby freeing up capacity for continued asset growth in our corporate lending portfolio.”  DFR is an issuer of collateralized debt obligation (“CDO”) liabilities and does not, as a core part of its investment strategy, purchase CDO liabilities issued by non-affiliated managers, other than indirectly through its investment in the Pinetree CDO, in which the company’s economic risk is limited to its $12 million equity investment.

The $231 million investment grade securities issued by the CLO that were sold to third parties are rated AAA/Aaa through A/A2 and have a weighted-average interest rate of three-month LIBOR plus 68.9 basis points. The notes issued by the CLO pay interest on a quarterly basis. The CLO debt matures in 2019, and the CLO indenture provides for a three-year reinvestment period during which the CLO can use the proceeds of repayments of loans included in the collateral to finance new investments to replace collateral that is repaid, subject to certain rating agency guidelines relating to credit quality and diversification.

The press release does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities referred to herein in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering of the securities was made to an initial purchaser pursuant to a private placement. The initial purchaser sold or offered the securities within the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 and outside the United States in accordance with Regulation S under the Securities Act of 1933.

About the Company

Deerfield Triarc Capital Corp. (the company) is a diversified financial company formed in 2004 to invest in real estate-related securities and various other asset classes. The company has elected and intends to continue to qualify to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. The objective is to provide attractive returns to investors through a combination of dividends and capital appreciation, which the company intends to achieve by opportunistically investing in financial assets and to construct an investment portfolio appropriately leveraged to seek attractive risk-adjusted returns.

The targeted asset classes and the principal investments the company expects to make in each are as follows:

Asset Class	Principal Investments
Real Estate-Related Securities	Residential mortgage-backed securities, or RMBS
Commercial mortgage-backed securities, or CMBS

Other Asset-backed Securities, or ABS	Collateralized debt obligations, or CDOs Consumer ABS

Loans and Related Derivatives	Senior Secured and Unsecured Loans Credit Default Swaps on Senior Secured Loans

Leveraged Finance Instruments	Corporate Mezzanine Loans
High Yield Corporate Bonds
Distressed and Stressed Debt Securities
Private Equity Investments

In addition, the company may invest opportunistically in other types of investments within the core competencies of its manager, Deerfield Capital Management, including investment grade corporate bonds and related derivatives, government bonds and related derivatives, and other fixed income related instruments.

NOTES TO PRESS RELEASE

The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of DFR and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward- looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include higher than expected prepayment rates on the mortgages underlying our mortgage securities holdings; our inability to obtain favorable interest rates or margin terms on the financing that we need to leverage our mortgage securities and other positions; increased rates of default on our loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans; flattening or inversion of the yield curve (short term rates increasing at greater rate than longer term rates), reducing our net interest income on our financed mortgage securities positions; our inability adequately to hedge our holdings sensitive to changes in interest rates; narrowing of credit spreads, thus decreasing our net interest income on future credit investments (such as bank loans); changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy; lack of availability of qualifying real estate-related investments; disruption in the services we receive from our Manager, such as loss of key portfolio management personnel; our inability to continue to issue collateralized debt obligation vehicles (which can provide us with attractive financing for our debt securities investments); adverse changes in accounting principles, tax law, or legal/regulatory requirements; competition with other REITs for investments with limited supply; changes in the general economy or the debt markets in which we invest; and other risks and uncertainties disclosed from time to time in our filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

For more information, please go to the company website, at www.deerfieldtriarc.com